                                                                   Exhibit 4.1



--------------------------------------------------------------------------------


                            EAGLE FOOD CENTERS, INC.

                                       TO

                      U.S. BANK TRUST NATIONAL ASSOCIATION,

                                     Trustee



                                    Indenture

                           Dated as of August 7, 2000



                                   $85,000,000


                       11% Senior Notes due April 15, 2005


--------------------------------------------------------------------------------

                            EAGLE FOOD CENTERS, INC.

               Reconciliation and tie between Trust Indenture Act
                of 1939 and Indenture, dated as of August 7, 2000


Trust Indenture                                                              Indenture
Act Section                                                                  Section
SECTION 310(a)(1)..........................................................609
 .....................................................................(a)(2)609
 .....................................................................(a)(3)Not Applicable
 .....................................................................(a)(4)Not Applicable
 ........................................................................(b)608
                                                                           610
SECTION 311(a).............................................................613
 ........................................................................(b)613
 .....................................................................(b)(2)
SECTION 312(a).............................................................701
                                                                           702(a)
 ........................................................................(b)702(b)
 ........................................................................(c)702(c)
SECTION 313(a).............................................................703(a)
 ........................................................................(b)
 ........................................................................(c)703(a)
                                                                           703(b)
 ........................................................................(d)703
SECTION 314(a).............................................................704
 ........................................................................(b)Not Applicable
 .....................................................................(c)(1)102
 .....................................................................(c)(2)102
 .....................................................................(c)(3)Not Applicable
 ........................................................................(d)Not Applicable
 ........................................................................(e)102
SECTION 315(a).............................................................601
 ........................................................................(b)602
                                                                           703(a)
 ........................................................................(c)601
 ........................................................................(d)601
 .....................................................................(d)(1)601
 .....................................................................(d)(2)601
 .....................................................................(d)(3)601
 ........................................................................(e)514
SECTION 316(a).............................................................502
 ..................................................................(a)(1)(A)502
                                                                           512
 ..................................................................(a)(1)(B)513
 .....................................................................(a)(2)Not Applicable
 ........................................................................(b)508
SECTION 317(a)(1)..........................................................503
 .....................................................................(a)(2)504
 ........................................................................(b)1003
SECTION 318(a).............................................................107

----------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                                                            Page

                                    ARTICLE I

             Definitions and Other Provisions of General Application


SECTION 101..................................................Definitions      1
SECTION 102.........................Compliance Certificates and Opinions      18
SECTION 103......................Form of Documents Delivered to Trustee       19
SECTION 104................................Acts of Holders; Record Date       19
SECTION 105.......................Notices, etc., to Trustee and Company       20
SECTION 106...................................Notice to Holders; Waiver       21
SECTION 107...........................Conflict with Trust Indenture Act       21
SECTION 108...................Effect of Headings and Table of Contents        22
SECTION 109......................................Successors and Assigns       22
SECTION 110.........................................Separability Clause       22
SECTION 111.......................................Benefits of Indenture       22
SECTION 112...............................................Governing Law       22
SECTION 113..............................................Legal Holidays       22
SECTION 114..................................No Recourse Against Others       23


                                   ARTICLE II

                                 Security Forms


SECTION 201.............................................Forms Generally       23
SECTION 202....................................Form of Face of Security       23
SECTION 203.................................Form of Reverse of Security       25
SECTION 204.............Form of Trustee's Certificate of Authentication       28


                                   ARTICLE III

                                 The Securities


SECTION 301.............................................Title and Terms       28
SECTION 302...............................................Denominations       29
SECTION 303..............Execution, Authentication, Delivery and Dating       29
SECTION 304........................................Temporary Securities       30
SECTION 305.........Registration, Registration of Transfer and Exchange       30

SECTION 306............Mutilated, Destroyed, Lost and Stolen Securities       31
SECTION 307..............Payment of Interest; Interest Rights Preserved       32
SECTION 308.......................................Persons Deemed Owners       34
SECTION 309................................................Cancellation       34
SECTION 310.....................................Computation of Interest       34


                                   ARTICLE IV

                           Satisfaction and Discharge


SECTION 401.....................Satisfaction and Discharge of Indenture       34
SECTION 402..................................Application of Trust Money       36


                                    ARTICLE V

                                    Remedies


SECTION 501...........................................Events of Default       36
SECTION 502..........Acceleration of Maturity; Rescission and Annulment       38
SECTION 503.....Collection of Indebtedness and Suits for Enforcement by
 ................................................................Trustee       40
SECTION 504............................Trustee May File Proofs of Claim       40
SECTION 505.Trustee May Enforce Claims Without Possession of Securities       41
SECTION 506..............................Application of Money Collected       41
SECTION 507.........................................Limitation on Suits       42
SECTION 508........Unconditional Right of Holders to Receive Principal,
 ...................................................Premium and Interest       42
SECTION 509..........................Restoration of Rights and Remedies       43
SECTION 510..............................Rights and Remedies Cumulative       43
SECTION 511................................Delay or Omission Not Waiver       43
SECTION 512..........................................Control by Holders       43
SECTION 513.....................................Waiver of Past Defaults       44
SECTION 514.......................................Undertaking for Costs       44
SECTION 515............................Waiver of Stay or Execution Laws       44


                                   ARTICLE VI

                                   The Trustee


SECTION 601.........................Certain Duties and Responsibilities       45
SECTION 602..........................................Notice of Defaults       45

SECTION 603...................................Certain Rights of Trustee       45
SECTION 604......Not Responsible for Recitals or Issuance of Securities       46
SECTION 605.........................................May Hold Securities       47
SECTION 606.........................................Money Held in Trust       47
SECTION 607..............................Compensation and Reimbursement       47
SECTION 608.....................Disqualification; Conflicting Interests       48
SECTION 609.....................Corporate Trustee Required; Eligibility       48
SECTION 610...........Resignation and Removal; Appointment of Successor       48
SECTION 611......................Acceptance of Appointment by Successor       49
SECTION 612.Merger, Conversion, Consolidation or Succession to Business       50
SECTION 613...........Preferential Collection of Claims Against Company       50


                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Company


SECTION 701...Company to Furnish Trustee Names and Addresses of Holders       51
SECTION 702......Preservation of Information; Communications to Holders       51
SECTION 703..........................................Reports by Trustee       51
SECTION 704..........................................Reports by Company       52


                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease


SECTION 801......Company May Consolidate, Etc., and Sales and Purchases
 ........................................of Assets Only on Certain Terms       52
SECTION 802.......................................Successor Substituted       55


                                   ARTICLE IX

                             Supplemental Indentures


SECTION 901..........Supplemental Indentures Without Consent of Holders       55
SECTION 902.............Supplemental Indentures with Consent of Holders       56
SECTION 903........................Execution of Supplemental Indentures       57
SECTION 904...........................Effect of Supplemental Indentures       57
SECTION 905.........................Conformity with Trust Indenture Act       57
SECTION 906..........Reference in Securities to Supplemental Indentures       57

                                    ARTICLE X

                                    Covenants


SECTION 1001..................Payment of Principal, Premium and Interest      58
SECTION 1002.............................Maintenance of Office or Agency      58
SECTION 1003.............Money for Security Payments to be Held in Trust      58
SECTION 1004...................................................Existence      60
SECTION 1005...................................Maintenance of Properties      60
SECTION 1006...........................Payment of Taxes and Other Claims      60
SECTION 1007....................................Maintenance of Insurance      60
SECTION 1008..................................Limitation on Company Debt      61
SECTION 1009...........Limitation on Subsidiary Debt and Preferred Stock      62
SECTION 1010...........................Limitation on Restricted Payments      62
SECTION 1011...Limitations Concerning Distributions by Subsidiaries, etc      64
SECTION 1012.........................................Limitation on Liens      65
SECTION 1013...............Limitation on Sale and Leaseback Transactions      68
SECTION 1014..................Limitation on Transactions with Affiliates      68
SECTION 1015....................Limitation on Certain Asset Dispositions      69
SECTION 1016....Limitation on Issuances of Capital Stock of Subsidiaries      71
SECTION 1017...........................................Change of Control      71
SECTION 1018..........................Provision of Financial Information      73
SECTION 1019.........................Statement by Officers as to Default      73
SECTION 1020......................................................Rating      73
SECTION 1021.................................Waiver of Certain Covenants      73


                                   ARTICLE XI

                            Redemption of Securities


SECTION 1101.........................................Right of Redemption      74
SECTION 1102....................................Applicability of Article      74
SECTION 1103.......................Election to Redeem; Notice to Trustee      74
SECTION 1104...........Selection by Trustee of Securities to Be Redeemed      74
SECTION 1105........................................Notice of Redemption      75
SECTION 1106.................................Deposit of Redemption Price      75
SECTION 1107.......................Securities Payable on Redemption Date      76
SECTION 1108.................................Securities Redeemed in Part      76

                                   ARTICLE XII

                                   Defeasance


SECTION 1201...........Company's Option to Effect Defeasance or Covenant
 ..............................................................Defeasance      77
SECTION 1202....................................Defeasance and Discharge      77
SECTION 1203.............Conditions to Defeasance or Covenant Defeasance      77
SECTION 1204.......Deposited Money and U.S. Government Obligations to be
 ...........................Held in Trust; Other Miscellaneous Provisions      79
SECTION 1205...............................................Reinstatement      79

     INDENTURE, dated as of August 7, 2000, between Eagle Food Centers, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Route 67 and Knoxville Road, Milan, Illinois 61264, and U.S. Bank Trust National Association, a national banking association duly organized and existing under the laws of the United States of America having its principal office at 180 East Fifth Street, St. Paul, Minnesota 55101, as Trustee (herein called the "Trustee").


                             RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its 11% Senior Notes due April 15, 2005 of substantially the tenor and amount hereinafter set forth (the "Securities"), and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

SECTION 101. DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Company at the date of this instrument;

         (4) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles; and

         (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" of any Person means any other Person (i) which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person, (ii) which directly or indirectly through one or more intermediaries beneficially owns or holds 10% or more of the combined voting power of the total Voting Stock of such Person or (iii) of which 10% or more of the combined voting power of the total Voting Stock (or, in the case of a Person which is not a corporation, 10% or more of the equity interest) directly or indirectly through one or more intermediaries is beneficially owned or held by such Person, or a Subsidiary or Joint Venture Subsidiary of such Person.

     "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Subsidiaries (including a consolidation or merger or other sale of any such Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Subsidiary of such Person or by such Person to a Wholly Owned Subsidiary of such Person) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary or Joint Venture Subsidiary of such Person, (ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Subsidiaries outside of the ordinary course of business.

     "Attributable Value" means, as to any particular lease under which any Person is at the time liable other than a Capital Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the initial term thereof as determined in accordance with generally accepted accounting principles, discounted from the last date of such initial term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capital Lease Obligation with like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated. "Attributable Value" means, as to a Capital Lease Obligation under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or such independent members of the Board of Directors as may be specified in this Indenture and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York, are authorized or obligated by law or executive order to close.

     "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of Such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any otheramount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

     "Change of Control" has the meaning specified in Section 1017.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, a Vice President or Treasurer, and delivered to the Trustee.

     "Consolidated Cash Flow Available for Fixed Charges" of any Person means for any period the Consolidated Net Income for such period increased by the sum of (i) Consolidated Interest Expense of such Person for such period, plus (ii) Consoli dated Income Tax Expense of such Person for such period, plus (iii) the consolidated depreciation and amortization expense included in the income statement of such Person for such period, plus (iv) other non-cash charges of such Person for such period deducted from consolidated revenues in determining Consolidated Net Income for such period, minus (v) non-cash items of such Person for such period increasing consolidated revenues in determining Consolidated Net Income for such period.

     "Consolidated Cash Flow Ratio" of any Person means for any period the ratio of (i) Consolidated Cash Flow Available For Fixed Charges of such Person for such period to (ii) the sum of (A) Consolidated Interest Expense of such Person for such period plus (B) the annual interest expense (including the amortization of debt discount) with respect to any Debt proposed to be Incurred by such Person or its Subsidiaries plus (C) the annual interest expense (including the amortization of debt discount) with respect to any other Debt Incurred by such Person or its Subsidiaries since the end of such period to the extent not included in Clause (ii) (A) minus (D) Consolidated Interest Expense of such Person to the extent included in Clause (ii) (A) with respect to any Debt that will no longer be outstanding as a result of the Incurrence of the Debt proposed to be Incurred; PROVIDED, HOWEVER, that in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Debt bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period; and PROVIDED FURTHER that, in the event such Person or its Subsidiaries has made Asset Dispositions or acquisitions of assets not in the ordinary course of business (including acquisitions of other Persons by merger, consolidation or purchase of Capital Stock) during or after such period, such computation shall be made on a pro forma basis as if the Asset Dispositions or acquisitions had taken place on the first day of such period.

     "Consolidated Income Tax Expense" of any Person means for any period the consolidated provision for income taxes of such Person for such period calculated on a consolidated basis in accordance with generally accepted accounting principles.

     "Consolidated Interest Expense" for any Person means for any period the consolidated interest expense included in a consolidated income statement (without deduction of interest income) of such Person for such period calculated on a consolidated basis in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts; (ii) any payments or fees with respect to letters of credit, bankers acceptances or similar facilities; (iii) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements; and (iv) the portion of any rental obligation in respect of Capital Lease Obligations allocable to interest expense in accordance with generally accepted accounting principles.

     "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person for such period determined on a consolidated basis in accordance with generally accepted accounting principles; PROVIDED that there shall be excluded therefrom (a) the net income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (but not net loss) of any Subsidiary of such Person which is subject to restrictions which prevent the payment of dividends or the making of distributions to such Person to the extent of such restrictions, (c) the net income (or loss) of any Person that is not a Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (d) gains or losses on Asset Dispositions by such Person or its Subsidiaries (except gains on Asset Dispositions relating to a Joint Venture Subsidiary, including the sale or other disposition of all or a portion of the Capital Stock of a Joint Venture Subsidiary, to the extent of the amount of cash dividends or other cash distributions in respect of its Capital Stock relating to the sale of the property or assets or Capital Stock of such Joint Venture Subsidiary that are actually paid to, and received by, the Company during such period out of funds legally available therefor), (e) all extraordinary gains and extraordinary losses and (f) the cumulative effect of changes in accounting principles in the year of adoption of such change.

     "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Redeemable Stock of such Person; PROVIDED that, with respect to the Company, adjustments following the date of this Indenture to the accounting books and records of the Company in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect to.

     "Consolidated Subsidiaries" of any Person means all corporations in which such Person has an interest that would be accounted for on a consolidated basis in such Person's financial statements in accordance with generally accepted accounting principles.

     "Consolidated Tangible Assets" of any Person means the sum of the Tangible Assets of such Person after eliminating inter-company items, determined on a consolidated basis in accordance with generally accepted accounting principles, including appropriate deductions for any minority interest in Tangible Assets of such Person's Subsidiaries; PROVIDED, HOWEVER, that, with respect to the Company, adjustments following the date of this Indenture to the accounting books and records of the Company in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect to.

     "Consolidated Tangible Net Worth" of a Person other than the Company means the consolidated stockholders' equity of such Person and its

Consolidated Subsidiaries, as determined in accordance with generally accepted accounting principles, less the net book value as shown by the accounting books and records of such Person and its Consolidated Subsidiaries of (i) all its licenses, patents, patent applications, copyrights, trademarks, trade names, goodwill, non-compete agreements or organiza tional expense and other like intangibles, (ii) unamortized debt discount and expense and (iii) any investment by such Person and its Consolidated Subsidiaries in the Company.

     "Corporate Trust Office" means the principal office of the Trustee in St. Paul, Minnesota, at which at any particular time its corporate trust business shall be administered.

     "corporation" means a corporation, association, company, joint-stock company, partnership, business trust or other business entity.

     "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or are being contested in good faith), (v) every Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination, (vii) every net obligation of such Person under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements of such Person at the time of determination and (viii) every obligation of the type referred to in Clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise.

     "Disqualified Stock" of any Person means any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the Company, any Subsidiary of the Company or the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

     "Expiration Date" has the meaning specified in the definition of Offer to Purchase.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that the Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities, and, in the case of distribution of shares of Common Stock of the Company as provided for pursuant to Section 301 hereof, shall mean October 15, 2001 and October 15, 2002, respectively.

     "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution to (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by any other Person.

     "Joint Venture Subsidiary" means (i) any corporation (a) which would be a Subsidiary but for its designation as a Joint Venture Subsidiary by the Board of Directors of the Company at or before the time of determination as provided below and evidenced by a Board Resolution and (b) in which any Person other than the Company or any of its Affiliates which in the unanimous determination of the independent members of the Board of Directors of the Company evidenced by a Board Resolution has a significant joint or shared equity interest with the Company or any of its Subsidiaries and which is created in connection with the purchase of properties and assets used in the business of the Company, and (ii) any Subsidiary of a Joint Venture Subsidiary. The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) which satisfies the requirements of Clause (i)(b) above to be a Joint Venture Subsidiary unless such Subsidiary owns any Capital Stock of or owns or holds any Lien on any property or assets of the Company or any other Subsidiary of the Company which is not a Subsidiary of the Subsidiary to be so designated, PROVIDED that immediately after giving pro forma effect to such designation (1) the Consolidated Cash Flow Ratio would be greater than 2.0 to 1 and (2) there would not exist any Event of Default or event that with the passing of time or the giving of notice, or both, would become an Event of Default. The Board of Directors of the Company may designate any Joint Venture Subsidiary to be a Subsidiary, PROVIDED that, immediately after giving pro forma effect to such designation, (1) the Consolidated Cash Flow Ratio would be greater than 2.0 to 1 and (2) there would not exist any Event of Default or event that with the passing of time or the giving of notice, or both, would become an Event of Default.

     "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Net Available Proceeds" from any Asset Disposition by any Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiror of Debt or other obligations relating to such properties or assets or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, local, provincial and foreign taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) reasonable fees and expenses (including brokerage commissions) Incurred by such Person in connection with such Asset Disposition, (iii) all payments made by such Person or its Subsidiaries on any Debt which is secured by such assets in accordance with the terms of any Lien (or agreement creating such Lien) upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law be repaid out of the proceeds from such Asset Disposition, (iv) all payments made with respect to liabilities associated with the assets which are the subject of the Asset Disposition, including, without limitation, trade payables and other accrued liabilities, (v) appropriate amounts to be provided by such Person or any Subsidiary thereof, as the case may be, as a reserve in accordance with generally accepted accounting principles against any liabilities associated with such assets and retained by such Person or any Subsidiary thereof, as the case may be, after such Asset Disposition, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Disposition, (vi) all distributions and other payments made to minority interest holders in Subsidiaries of such Person or joint ventures as a result of such Asset Disposition and (vii) in connection with any sale of the Company's Westville, Indiana distribution facility, any payment made by the Company after the date of this Indenture for the purchase of the lease existing on the date of this Indenture and covering such facility.

     "Offer" has the meaning specified in the definition of Offer to Purchase.

     "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days nor more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

         (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

         (2) the Expiration Date and the Purchase Date;

         (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

         (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

         (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1.00 principal amount;

         (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

         (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

         (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

         (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

         (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

         (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1.00 or integral multiples thereof shall be purchased); and

         (12) that in case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

         (ii) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (iii) Securities for whose payment or redemption money or U.S. Government Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a BONA FIDE purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "PARI PASSU", when used with respect to the ranking of any Debt of any Person in relation to other Debt of such Person, means that each such Debt (a) either (i) is not subordinated in right of payment to any other Debt of such Person or (ii) is subordinate in right of payment to the same extent to the same Debt of such Person as is the other Debt and (b) is not subordinate in right of payment to the other or to any Debt of such Person as to which the other is not so subordinate.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Pro Forma Interest Expense" means, for any period, the pro forma amount of interest, determined on the basis of the interest rate payable on the Securities, that would be payable for such period on a principal amount equal to the aggregate amount of the Net Available Proceeds that, within 12 months of the receipt thereof, have not been used to repay Debt which is PARI PASSU to the Securities, to invest in assets related to the business of the Company or to repurchase Securities.

     "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

     "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

     "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

     "Qualified Investment" means the following kinds of instruments if, on the date of purchase or other acquisition of any such instrument by the Company or any Subsidiary thereof, the remaining term to maturity thereof is not more than one year: (i) obligations issued or unconditionally guaranteed as to principal and interest by the United States or by any agency or authority controlled or supervised by and acting as an instrumentality of the United States; (ii) obligations (including, but not limited to, demand or time deposits, bankers' acceptances and certificates of deposit) issued by (a) a depository institution or trust company incorporated under the laws of the United States, any state thereof or the District of Columbia, (b) a U.S. branch office or agency of any foreign depository institution or (c) Wholly Owned Subsidiaries of any U.S. depository institution guaranteed by such U.S. bank or depository, PROVIDED that such U.S. bank, trust company or U.S. branch office or agency has, at the time of the Company's or any Subsidiary's investment therein, or contractual commitment providing for such investment, capital, surplus or undivided profits (as of the date of such institution's most recently published financial statements) in excess of $100,000,000 and the long-term unsecured debt obligations (other than such obligations rated on the basis of the credit of a Person or entity other than such institution) of such institution, at the time of the Company's or such Subsidiary's investment therein or contractual commitment providing for such investment, is rated at least A by Standard & Poor's Corporation or A3 by Moody's Investors Service, Inc.; and (iii) debt obligations (including, but not limited to, commercial paper and medium-term notes) issued or unconditionally guaranteed as to principal and interest by any corporation, state or municipal government or agency or instrumentality thereof, or foreign sovereignty if the commercial paper of such corporation, state or municipal government or foreign sovereignty has, at the time of the Company's or any such Subsidiary's investment therein or contractual commitment providing for such investment, credit ratings of A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or the debt obligations of such corporation, state or municipal government or foreign sovereignty, at the time of the Company's or any such Subsidiary's investment therein or contractual commitment providing for such investment, have credit ratings of at least A by Standard & Poor's Corporation or A3 by Moody's Investors Service, Inc.

     "Redeemable Stock" of any Person means any equity security of such Person that by its terms or otherwise is required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to the final Stated Maturity of the Securities.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date means April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, or in the case of distributions of shares of Common Stock of the Company as provided for pursuant to Section 301 hereof, shall mean October 15, 2001 and October 15, 2002, respectively.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Payments" has the meaning specified in Section 1010.

     "Revolving Credit Facility" means the Amended and Restated Loan and Security Agreement, dated as of August 7, 2000, between the Company and Congress Financial Corporation (Central), as such may be amended, modified, supplemented, replaced, renewed, extended, refinanced, refunded or restated from time to time; PROVIDED, that no such amendment, modification, supplement, replacement, renewal, extension, refinancing, refunding or restatement shall constitute a "Revolving Credit Facility" if it allows loans, letters of credit and other principal amounts outstanding at any time in excess of $50,000,000 in the aggregate or if it is secured by any property or assets other than inventory and the proceeds thereof; and PROVIDED FURTHER that in no event shall the aggregate principal amount of Debt outstanding under the Revolving Credit Facility, together with any refinancing or refunding of any such Debt, exceed $50,000,000.

     "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

     "Securities" means securities designated in the first paragraph of the RECITALS OF THE COMPANY.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security is due and payable.

     "Store Swap" means any Asset Disposition by the Company or a Subsidiary of the Company pursuant to which (a) the Company or such Subsidiary exchanges (i) title to property and assets used in the business of the Company for (ii) title to the property and assets of another Person of substantially equivalent fair market value located within 150 miles of Milan, Illinois, for use in the business of the Company and (b) the Company or such Subsidiary, on the one hand, or such Person, on the other hand, pays no cash to the other Person in connection with such Store Swap except to the extent necessary to offset any difference between the fair market value of the respective properties and assets being exchanged.

     "Subordinated Debt" means Debt of the Company as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities.

     "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof; PROVIDED, HOWEVER, that a Joint Venture Subsidiary shall not be deemed to be a Subsidiary for purposes of this Indenture and the Securities.

     "Tangible Assets" of any Person means, at any date, the gross book value as shown by the accounting books and records of such Person of all its property, both real and personal, less (i) the net book value of all its licenses, patents, patent applications, copyrights, trademarks, trade names, goodwill, non-compete agreements or organizational expenses and other like intangibles,
(ii) unamortized

Debt discount and expense, (iii) all reserves for depreciation, obsolescence, depletion and amortization of its properties and (iv) all other proper reserves which in accordance with generally accepted accounting principles should be provided in connection with the business conducted by such Person; PROVIDED, HOWEVER, that, with respect to the Company and its Consolidated Subsidiaries, adjustments following the date of this Indenture to the accounting books and records of the Company and its Consolidated Subsidiaries in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect to.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "U.S. Government Obligations" means securities that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged which are not callable or redeemable at the option of the issuer thereof.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of Securities has such voting power by reason of any contingency.

     "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.

Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  ACTS OF HOLDERS; RECORD DATE.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

(d) The ownership of Securities shall be proved by the Security Register.

(e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
         Corporate Trust Department, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. NOTICE TO HOLDERS; WAIVER.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular

Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein, the Cross-Reference Table and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 110. SEPARABILITY CLAUSE.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. GOVERNING LAW.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113. LEGAL HOLIDAYS.

     In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.

SECTION 114. NO RECOURSE AGAINST OTHERS.

     The Securities and the obligations of the Company under this Indenture are solely obligations of the Company and no officer, director, employee or stockholder, as such, of the Company shall be liable for any failure by the Company to pay any amounts on the Securities when due or perform any such obligation.


                                   ARTICLE II

                                 Security Forms

SECTION 201. FORMS GENERALLY.

     The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. FORM OF FACE OF SECURITY.

     11% SENIOR NOTES DUE APRIL 15, 2005
No. ____________                                                   $____________

     Eagle Food Centers, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________________, or registered assigns, the principal sum of _______________________________ Dollars on April 15, 2005 and to pay interest thereon from August 7, 2000 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing October 15, 2000 at the rate of 11% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 11% per annum on any overdue principal and premium and on any overdue installment of interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than five business days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                                     Eagle Food Centers, Inc.

[Seal]

                                                     By
                                                        Title:

Attest:


-----------------------------------
Title:

SECTION 203. FORM OF REVERSE OF SECURITY.

     This Security is one of a duly authorized issue of Securities of the Company designated as its 11% Senior Notes due April 15, 2005 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $85,000,000, issued and to be issued under an Indenture, dated as of August 7, 2000 (herein called the "Indenture"), between the Company and U.S. Bank Trust National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, in whole or in part, at the election of the Company, at 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     The Securities do not have the benefit of any sinking fund obligations.

     In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available to the Company as a result of Asset Dispositions, (ii) a Change of Control occurs or (iii) certain Net Available Proceeds are available to the Company as a result of Sale and Leaseback Transactions, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1.00 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 801, 1015 or 1017 of the Indenture, check the box:
|_|

     If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 801, 1015 or 1017 of the Indenture, state the amount: $________.


Dated:                                     Your Signature:___________________
                                           (Sign exactly as name appears
                                           on the other side of this Security)


Signature Guarantee:       _____________________________________
                           (Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the trustee)


                           -------------------------------------
                           Employer Identification Number/
                           Social Security Number

SECTION 204. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     This is one of the Securities referred to in the within-mentioned
Indenture.


                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                            as Trustee


                                     By ________________________________
                                              Authorized Signatory

                                   ARTICLE III

                                 The Securities

SECTION 301. TITLE AND TERMS.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $85,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108 or in connection with an Offer to Purchase pursuant to Section 801, 1015 or 1017.

     The Securities shall be known and designated as the "11% Senior Notes due April 15, 2005" of the Company. Their Stated Maturity shall be April 15, 2005 and they shall bear interest at the rate of 11% per annum, from August 7, 2000 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on April 15, and October 15 commencing October 15, 2000 until the principal thereof is paid or made available for payment. In addition, (i) unless a Change of Control shall have occurred prior to October 15, 2001, the Holders of Outstanding Securities shall be entitled to the distribution of their PRO RATA share of 5% (five percent) of the authorized Common Stock of the Company (rounded to the closest number of whole shares), and (ii) unless a Change of Control shall have occurred prior to October 15, 2002, the Holders of Outstanding Securities shall be entitled to the distribution of their PRO RATA share of a further 5% (five percent) of the authorized Common Stock of the Company (rounded to the closest number of whole shares).

     The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 801, 1015 and 1017.

     The Securities shall be redeemable as provided in Article Eleven.

SECTION 302. DENOMINATIONS.

     The Securities shall be issuable only in registered form without coupons and only in denominations of $1.00 and any integral multiple thereof.

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304. TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration or transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108 or in accordance with any Offer to Purchase pursuant to Section 801, 1015 or 1017 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporane ously outstanding.

     If there shall be delivered to the Trustee (i) evidence to its satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by it to save each of the Trustee and the Company and any agent of either of them harmless from any loss which either of them may suffer if a Security is replaced, then, in the absence of notice to the Trustee that such Security has been acquired by a BONA FIDE purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Interest (including the distribution of shares of Common Stock of the Company as provided for pursuant to Section 301 hereof) on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfac tory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 10 business days and not less than five business days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than five business days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of, transfer of, or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. PERSONS DEEMED OWNERS.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. CANCELLATION.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or any Offer to Purchase pursuant to Section 801, 1015 or 1017 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee and a Certificate of Destruction shall be delivered to the Company.

SECTION 310. COMPUTATION OF INTEREST.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


                                   ARTICLE IV

                           Satisfaction and Discharge

SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1) either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 306 and (ii) Securities for whose payment money or U.S. Government Obligations has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore deliv ered to the Trustee for cancellation

                           (i)  have become due and payable, or

                           (ii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, money or U.S. Government Obligations sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction arid discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. APPLICATION OF TRUST MONEY.

     (a) Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                  (b) All shares of Common Stock of the Company required for the distribution to Holders as provided pursuant to Section 301 hereof shall be deposited with the Trustee shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the distribution, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto. In the event that any shares of Common Stock of the Company are not distributable and will not become distributable (due to the occurrence of a Change of Control or the satisfaction and discharge of this Indenture as provided in Section 401 hereof) all such shares shall be transferred to the Company.


                                    ARTICLE V

                                    Remedies

SECTION 501. EVENTS OF DEFAULT.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

         (2) default in the payment of any interest (including the distribution of Common Stock of the Company as provided for pursuant to Section 301 hereof) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (3) default, on the applicable Purchase Date, in the purchase of Securities required to be purchased by the Company pursuant to an Offer to Purchase as to which an Offer has been mailed to Holders; or

         (4) default in the performance, or breach, of Section 801; or

         (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (6) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Debt for money borrowed by the Company or any Subsidiary of the Company or under any mortgage(s), indenture(s) or instru ment(s) under which there may be issued or by which there may be secured or evidenced any Debt of such type by the Company or any such Subsidiary with a principal amount then outstanding (or, if such Debt provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, in an amount not greater than such lesser amount), individually or in the aggregate, of at least $3,000,000 or greater, whether such Debt now exists or shall hereafter be created, (i) which results from a failure to pay any portion of the principal of such Debt when due or (ii) shall have resulted in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

         (7) a final judgment or final judgments for the payment of money are entered against the Company or any Subsidiary of the Company in an aggregate amount in excess of $1,000,000 by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

         (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any such Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Subsidiary or of any substantial part of the property of the Company or any such Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any such Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (9) the commencement by the Company or any Subsidiary of the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Subsidiary to the entry of a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insol vency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Subsidiary of the Company, or the filing by the Company or any such Subsid iary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any such Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary of the Company or of any substantial part of the property of the Company or any Subsidiary of the Company, or the making by the Company or any Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any such Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any such Subsidiary in furtherance of any such action.

SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default (other than an Event of Default specified in Section 501(8) or (9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) occurs, the principal of and any accrued interest on the Securities then Outstanding shall IPSO FACTO become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue interest on all Securities,

                  (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

         (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

     The Company covenants that if

         (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, it any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disburse ments and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Secu rities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 507. LIMITATION ON SUITS.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM
             AND INTEREST.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 301, 307 and 402 hereof) interest (including the distribution of Common Stock of the Company as provided for pursuant to Section 301 hereof) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. CONTROL BY HOLDERS.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513. WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

         (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. UNDERTAKING FOR COSTS.

     In any Suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

SECTION 515. WAIVER OF STAY OR EXTENSION LAWS.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   The Trustee

SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.

     Except during the continuance of an event of default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. NOTICE OF DEFAULTS.

     The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603. CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 601:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically pre scribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

(d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. MAY HOLD SECURITIES.

     The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 606. MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607. COMPENSATION AND REIMBURSEMENT.

     The Company agrees:

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $25,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

(b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

(d) If at any time:

         (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a BONA FIDE Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a BONA FIDE Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a BONA FIDE Holder of a Security for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property (including shares of Common Stock of the Company held pursuant to

Section 402 hereof) and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee

(a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

(b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. REPORTS BY TRUSTEE.

(a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act within 60 days of May 15 of each year and such other the times as may be required thereby and in the manner provided pursuant thereto.

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704. REPORTS BY COMPANY.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801. COMPANY MAY CONSOLIDATE, ETC., AND SALES AND PURCHASES OF
             ASSETS ONLY ON CERTAIN TERMS.

     The Company (a) shall not consolidate with or merge into any other Person;
(b) shall not permit any other Person to consolidate with or merge into the Company or any Subsidiary of the Company (in a transaction in which such Subsidiary remains a Subsidiary of the Company); (c) shall not, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets; and (d) shall not, and shall not permit any Subsidiary of the Company to, (i) directly or indirectly acquire capital Stock or other ownership interests of any other Person such that such Person becomes a Subsidiary of the Company or (ii) directly or indirectly, purchase, lease or otherwise acquire all or substantially all of the property and assets of any Person (except pursuant to a Sale and Leaseback Transaction permitted under Section 1013) or any existing business (whether existing as a separate entity, subsidiary, division, unit or otherwise) of any Person, if, with respect to subclauses (i) and (ii) of this Clause (d), the amount of consideration (including the fair market value of property other than cash, as determined in good faith by the Board of Directors evidenced by a Board Resolution) paid for such Capital Stock or other ownership interests and/or properties or assets and the amount of any Debt Incurred in connection therewith plus the aggregate amount of consideration (including the fair market value of property other than cash, as determined in good faith by the Board of Directors evidenced by a Board Resolution) paid by the Company or its Subsidiaries for other such acquisitions consummated during the twelve-month period immediately preceding the date of such acquisition and the amount of any Debt Incurred in connection therewith exceeds 5% of the Consolidated Tangible Assets of the Company as of the latest available consolidated balance sheet of the Company prior to such acquisition; UNLESS, in any such transaction:

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

         (1) in the case the Company shall consolidate with or merge into another Person or shall directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company as an entirety (for purposes of this Article Eight, a "Successor Company") shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (2) immediately before and after giving effect to such transaction and treating any Debt Incurred by the Company or a Subsidiary of the Company as a result of such transaction as having been Incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing;

         (3) immediately after giving effect to such transaction, the Consoli dated Net Worth of the Company or, if applicable, the Successor Company shall be equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

         (4) immediately after giving effect to such transaction, and treating any Debt Incurred by the Company or any Subsidiary of the Company as a result of such transaction as having been Incurred at the time of such transaction, the Company or the Successor Company could Incur at least $1.00 of additional Debt pursuant to the first paragraph under Section 1008;

         (5) if, as a result of any such transaction, property and assets of the Company or any Subsidiary of the Company (other than property or assets that are being acquired in such acquisition) would become subject to a Lien which would not be permitted by Section 1012, the Company or, if applicable, the Successor Company, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) Debt secured by such Lien in accordance with Section 1012; and

         (6) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the manner of determination of the Consoli dated Net Worth and the ability to Incur Debt in accordance with Clause
         (4) of Section 801, the Company or, if applicable, of the Successor Company as required pursuant to the foregoing.

     In the event that, in connection with a sale or other disposition of the Company or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the Company's properties and assets (whether by means of a merger, consolidation, sale of assets or otherwise), the Company makes an Offer to Purchase all Outstanding Notes at a purchase price in cash equal to 100% of their principal amount, plus accrued interest to the Purchase Date, then such transaction and any financing or other transactions in connection therewith shall be deemed to have been Incurred not in violation of any covenant of this Indenture, irrespective of whether such transaction or financing would otherwise violate any covenant of this Indenture (PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307). Holders will have the right to have their Securities repurchased if such Securities are tendered for repurchase no later than five business days prior to the applicable repurchase date. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1.00 principal amount. The obligations set forth in
Section 1017 (b) shall also apply to any Offer to Purchase made pursuant to this
Section 801 as if fully set forth herein.

     Notwithstanding that the Company shall have made any Offer with respect to an Offer to Purchase pursuant to this Section 801, the Company shall have no obligation to consummate any transaction that is the subject of any such Offer, PROVIDED that the Company shall mail a notice to Holders stating that the proposed transaction was not consummated and that Holders will not have the right to have their Securities repaid by the Successor Company not later than two business days after the Company determines that any such transaction will not be consummated, and the Company, at its own cost, will promptly return by first class mail any Securities tendered for prepayment to their respective Holders.

SECTION 802. SUCCESSOR SUBSTITUTED.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE IX

                             Supplemental Indentures

SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holder, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

         (3) to secure the Securities pursuant to the requirements of Section 1012 or otherwise; or

         (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

         (5) to cure any ambiguity, defect or inconsistency with any other provision herein, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, PROVIDED such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect.

SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforce ment of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date), or

         (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3) modify any of the provisions of this Section, Section 513 or
         Section 1021, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

         (4) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 801, 1015 or 1017, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

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
                                    ARTICLE X

                                    Covenants

SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

     The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture. The Company will, on the date of issuance of the Securities, deposit with the Trustee shares representing 10% (ten percent) of the authorized Common Stock of the Company.

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

     The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money or U.S. Government Obligations deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 1004. EXISTENCE.

     Subject to Article Eight and Section 1015, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005. MAINTENANCE OF PROPERTIES.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006. PAYMENT OF TAXES AND OTHER CLAIMS.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and
(2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007. MAINTENANCE OF INSURANCE.

     The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the property to which such proceeds relate.

SECTION 1008. LIMITATION ON COMPANY DEBT.

(a) The Company shall not Incur any Debt UNLESS, immediately after giving effect to the Incurrence of such Debt, the Consolidated Cash Flow Ratio for the four full fiscal quarters next preceding the Incurrence of such Debt would be greater than 2.0 to 1.

(b) Notwithstanding the foregoing paragraph, the Company may Incur the following
Debt:

         (i) Debt under the Revolving Credit Facility Incurred solely to fund the Company's working capital requirements and for general corporate purposes in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding;

         (ii) Debt owed by the Company to any Wholly Owned Subsidiary of the Company (PROVIDED that such Debt is at all times held by a Person which is a Wholly Owned Subsidiary of the Company) or Debt owed by a Subsidiary of the Company to the Company or a Wholly Owned Subsidiary of the Company (PROVIDED that such Debt is at all times held by the Company or a Person which is a Wholly Owned Subsidiary of the Company);

         (iii) Capital Lease Obligations outstanding on the date of this Indenture;

         (iv) Capital Lease Obligations relating to property used in the business of the Company after the date of this Indenture; and

         (v) Debt Incurred to renew, extend, refinance or refund any Debt permitted in the immediately preceding paragraph (a) and in Clauses
         (ii), (iii) and (iv) above or the Securities; PROVIDED, HOWEVER, that such Debt does not exceed the principal amount (or, if such Debt provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, in an amount not greater than such lesser amount) of Debt so renewed, extended, refinanced or refunded; and PROVIDED FURTHER, that Debt the proceeds of which are used to refinance or refund Debt which is PARI PASSU to the Securities or Debt which is subordinate in right of payment to the Securities shall only be permitted if (A) in the case of any renewal, refinancing, refunding or extension of Debt which is PARI PASSU to the Securities, the renewal, refinancing, refunding or extension of Debt is made PARI PASSU to the Securities or subordinated to the Securities, and, in the case of any renewal, refinancing, refunding or extension of Debt which is subordinated to the Securities, the renewal, refinancing, refunding or extension Debt is made subordinate to the Securities to substantially the same extent as the Debt being renewed, refinanced, refunded or extended and (B) in any such case, the renewal, refinancing, refunding or extension Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, (x) does not provide for payments of all or a portion of the principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the stated maturity of the Debt being renewed, refinanced, refunded or extended and (y) does not permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such Debt at the option of the holder thereof prior to the final stated maturity of the Debt being refinanced or refunded.

SECTION 1009. LIMITATION ON SUBSIDIARY DEBT AND PREFERRED STOCK.

     The Company shall not permit any Subsidiary of the Company to Incur or suffer to exist any Debt or issue any Preferred Stock, except (i) Debt owed by a Subsidiary of the Company to the Company or a Wholly Owned Subsidiary of the Company (PROVIDED that such Debt is at all times held by the Company or a Person which is a Wholly Owned Subsidiary of the Company) or (ii) Debt which becomes an obligation of a Subsidiary in accordance with the provisions of Section 801.

SECTION 1010. LIMITATION ON RESTRICTED PAYMENTS.

     (a) The Company (i) shall not, directly or indirectly, declare or pay any dividend, or make any distribution, of any kind or character (whether in cash, property or securities) in respect of any class of its Capital Stock or to the holders of any class of its Capital Stock, (ii) shall not, and shall not permit any Subsidiary or Joint Venture Subsidiary, directly or indirectly, to purchase, redeem or otherwise

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acquire or retire for value (1) any Capital Stock of the Company or any securities convertible or exchange able into shares of Capital Stock of the Company or (2) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company or securities convertible or exchangeable into shares of Capital Stock of the Company, (iii) shall not make, or permit any Subsidiary of the Company to make, any Investment (which shall not include any payment of a management or servicing fee by a Joint Venture Subsidiary to an Affiliate for BONA FIDE management services or servicing rendered by such Affiliate) in, or payment on a Guarantee of any obligation of, any Affiliate or Joint Venture Subsidiary, other than the Company or a Wholly Owned Subsidiary of the Company (which is not a Joint Venture Subsidiary) which is a Wholly Owned Subsidiary prior to such Investment, and (iv) shall not, and shall not permit any Subsidiary or Joint Venture Subsidiary to, redeem, defease (including, but not limited to, legal or covenant defeasance), repurchase, retire or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment Debt of the Company (other than the Securities) which is subordinate in any respect in right of payment to the Securities (the transactions described in Clauses (i) through (iv) being referred to herein as "Restricted Payments"), if at the time thereof:

         (1) an Event of Default, or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing,

         (2) upon giving effect to such Restricted Payment, the Company could not Incur at least $1.00 of additional Debt pursuant to the first paragraph under Section 1008, or

         (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments (net of any repayment of a Restricted Payment described under clause (iii) of the definition of Restricted Payment) made subsequent to the date of this Indenture by the Company and its Subsidiaries and Joint Venture Subsidiaries would exceed the sum of:

                  (A) 50% (or minus 100% in the event of a deficit) of cumulative Consolidated Net Income of the Company for the period commencing August 1, 2000 and ending on the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment; plus

                  (B) 100% of the aggregate net proceeds, including the fair value of property other than cash (determined in good faith by the Board of Directors and evidenced by a Board Resolution), from the issuance after the date of this Indenture of Capital Stock (other than

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                  Disqualified Stock or Capital Stock issued as described in
                  Clause (c) below) of the Company (and, in the event the Company merges or consolidates with another corporation in a transaction in which the outstanding Common Stock of the Company prior to the transaction is cancelled, the Consoli dated Tangible Net Worth of such other corporation), other than to a Subsidiary of the Company or a Joint Venture Subsidiary, or options, warrants or other rights on Capital Stock (other than Disqualified Stock) of the Company; plus

                  (C) the principal amount of Debt that has been converted into Capital Stock (other than Disqualified Stock) of the Company after the date of this Indenture (or, if such Debt provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, in an amount not greater than such lesser amount).

     (b) Notwithstanding the foregoing limitations of this Section 1010, the following transactions, in an aggregate amount not to exceed $20,000,000, shall not constitute "Restricted Payments" for purposes of this Indenture or the Securities and shall not be subject to any other limitation under this Indenture or the Securities: (i) any direct or indirect declaration or payment of any dividend, or any distribution, in respect of the Company's Capital Stock or to the holders thereof, (ii) any purchase, redemption or other acquisition or retirement for value of (1) any Capital Stock of the Company or any securities convertible or exchangeable into shares of Capital Stock of the Company or (2) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company or any securities convertible or exchangeable into shares of Capital Stock of the Company, (iii) any Investment in, or payment on a Guarantee of any obligation of, any Affiliate or Joint Venture Subsidiary or (iv) any redemption, defeasance, repurchase, retirement or other acquisition or retirement for value prior to any scheduled maturity, repayment or sinking fund payment, of Debt of the Company which is subordinate in any respect in right of payment to the Securities, by the Company, any Subsidiary of the Company or any Joint Venture Subsidiary; PROVIDED, HOWEVER, that in the event and to the extent that a transaction is permitted under Clause (a) of this Section 1010, the amount of such transaction shall not reduce the amount available for transactions under this Clause (b); and PROVIDED FURTHER that none of the transactions referred to in this Clause (b) shall be consummated if an Event of Default shall have occurred and be continuing.

     (c) The foregoing provision shall not be violated by reason of (i) the payment of any dividend on Capital Stock of the Company within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provision; or (ii) any refinancing or refunding of any Debt otherwise

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permitted under Clause (v) of Section 1008(b). For purposes of Clauses (a) (i)
and (a) (ii) above, any amounts so paid shall thereafter be considered as Restrictive Payments for purposes of calculating aggregate Restricted Payments under Clause (a) (3) above.

SECTION 1011. LIMITATIONS CONCERNING DISTRIBUTIONS BY SUBSIDIARIES, ETC.

     The Company shall not, and shall not permit any Subsidiary of the Company to, suffer to exist any consensual encumbrance or restriction on the ability of any Subsidiary of the Company (i) to pay, directly or indirectly, dividends or make any other distributions in respect of its Capital Stock or pay any Debt or other obligation owed to the Company or any other Subsidiary of the Company;
(ii) to make loans or advances to the Company or any Subsidiary of the Company; or (iii) to transfer any of its property or assets to the Company, except, in any such case, any encumbrance or restrictions with respect to clauses (ii) and
(iii) if and to the extent such restriction or encumbrance is:

(a) pursuant to any agreement in effect on the date of this Indenture, or

(b) pursuant to an agreement relating to any Debt Incurred by such Subsidiary prior to the date on which such Subsidiary was acquired by the Company and outstanding on such date and not Incurred in anticipation of becoming a Subsidiary, or

(c) pursuant to customary provisions contained in any lease governing a leasehold interest of any Subsidiary of the Company that do no more than restrict the subletting of the property subject to such lease or the assignment of such lease, or

(d) pursuant to an agreement effecting a renewal, extension, refinancing or refunding of Debt Incurred pursuant to an agreement referred to in Clause (a) or
(b) above; PROVIDED, HOWEVER, that the provisions contained in such renewal, extension, refinancing or refunding agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof in the reasonable judgment of the Board of Directors and evidenced by a Board Resolution.

SECTION 1012. LIMITATION ON LIENS.

(a) The Company shall not, and shall not permit any Subsidiary of the Company to, Incur or permit to exist any Lien upon any property or assets of the Company or any such Subsidiary now owned or hereafter acquired or any interest therein or any income or profits therefrom without making, or causing such Subsidiary to make, effective provision for securing the Securities (and, if the

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Company shall so determine, any other Debt of the Company or of such
Subsidiary, including Debt which is subordinate to the Securities, PROVIDED that Liens securing the Securities and any Debt PARI PASSU to the Securities is senior to such Lien securing such Subordinated Notes) (x) equally and ratably with such Debt or (y) in the event such Debt is Subordinated Debt, prior to such Debt, in either case as to such property or assets for so long as such Debt shall be so secured.

     The foregoing restrictions will not apply to Liens in respect of Debt existing at the date of this Indenture or to:

         (i) Liens securing only the Securities;

         (ii) Liens on property existing immediately prior to the time of the acquisition thereof (and not Incurred in anticipation of such acquisition);

         (iii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company (and not Incurred in anticipation of such merger or consolidation);

         (iv) Liens to secure Debt Incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of property used in the business of the Company and subject to such Liens, PROVIDED, HOWEVER, that (1) the principal amount of any Debt secured by such a Lien does not exceed 100% of such purchase price or cost, (2) such Lien does not extend to or cover any property other than such property and any such improvements and (3) the incurrence of such Debt is permitted by Sections 1008 and 1009;

         (v) Liens to secure Debt Incurred for the purpose of financing all or any part of the purchase price of property used in the business of the Company and subject to such Liens, PROVIDED, HOWEVER, that (1) the principal amount of any Debt secured by such a Lien does not exceed 100% of such purchase price or cost and (2) such Lien does not extend to or cover any property other than such property and any such improvements;

         (vi) Liens for taxes or assessments or other governmental charges or levies which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in accordance with generally accepted accounting principles shall have been made;

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         (vii) Liens to secure obligations under workmen's compensation laws or similar legislation, including Liens with respect to judgments which are not currently dischargeable;

         (viii) Liens Incurred to secure performance bonds or other obligations of a like nature incurred in the ordinary course of business;

         (ix) materialmen's, mechanics', workmen's, repairmen's, warehouse men's, landlords', vendors' or carriers' Liens created by law Incurred by the Company or any Subsidiary of the Company in good faith in the ordinary course of business, or deposits or pledges arising and continuing in the ordinary course of business to obtain the release of any such Liens;

         (x) any Lien created in connection with a Capital Lease Obligation that the Company is permitted to enter into pursuant to Clause (iv) of
         Section 1008(b);

         (xi) Liens on the Company's inventory to secure amounts used for working capital and general corporate purposes borrowed under, reimbursement obligations in respect of letters of credit issued pursuant to, and all other amounts owing under, the Revolving Credit Facility;

         (xii) any Lien on property or assets to secure Debt incurred in connection with the acquisition by the Company or any Subsidiary of the Company of such property or assets, as permitted by Clause (5) of
         Section 801;

         (xiii) Liens to secure Debt Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing Clauses (i) to (xi) so long as such Liens do not extend to any other property and the principal amount (or, if such Debt provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, in an amount not greater than such lesser amount) of the Debt so secured is not increased;

         (xiv) zoning restrictions, easements, covenants, reservations and restrictions on the use of real property, or minor irregularities of title in real property, that do not in the aggregate materially detract from the value or marketability of the property of the Company or any of its Subsidiaries or impair the use of such property in the operation of the business of the Company or any such Subsidiary; and

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

         (xv) any Lien securing Debt owing by the Company to a Wholly Owned Subsidiary of the Company (provided that such Debt is at all times held by a Person which is a Wholly Owned Subsidiary of the Company) and any Lien securing Debt owing by one or more Wholly Owned Subsidiaries to the Company, but only so long as such Debt is held by the Company; PROVIDED, HOWEVER, that for purposes of this Section 1012 and Section 1013, upon either (x) the transfer or other disposition of a Debt secured by a Lien so permitted to a Person other than the Company or another Wholly Owned Subsidiary of the Company or (y) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of shares of Capital Stock of any such Wholly Owned Subsidiary to a Person other than the Company or another Wholly Owned Subsidiary of the Company, the provisions of this Clause (xv) shall no longer be applicable to such Lien and such Lien shall be subject (if otherwise subject) to the requirements of this Section 1012 without regard to this Clause (xv).

(b) In addition to the foregoing, the Company and its Subsidiaries may Incur a Lien to secure any Debt, without securing the Securities equally and ratably with or prior to such Debt if at the time of such Incurrence the amount of Debt subject to Liens arising after the date of this Indenture and otherwise prohibited by this Indenture, does not exceed 10% of Consolidated Tangible Assets.

SECTION 1013. LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.

     The Company shall not, and shall not permit any Subsidiary of the Company to, enter into any Sale and Leaseback Transaction unless at least 25% of the proceeds of the Sale and Leaseback Transaction are used to pay down the Securities issued pursuant to this Indenture.

SECTION 1014. LIMITATION ON TRANSACTIONS WITH AFFILIATES.

     The Company shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly enter into any transaction (including, without limitation, the purchase, sale, lease or exchange of property, the rendering of any service or the making of any loan, advance or investment, but excluding transactions between the Company and Wholly Owned Subsidiaries of the Company) involving aggregate consideration in excess of $500,000, with any Affiliate of the Company, UNLESS:

         (i) such transaction is, in the good faith judgment of the Board of Directors evidenced by a Board Resolution, on terms no less favorable to the Company or such Subsidiary than those that could be obtained in a comparable arm's length transaction with an entity that is not an Affiliate;

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         (ii) if such transaction (or series of related transactions occurring within any single fiscal year which are similar or part of a common plan) involves in excess of $1,000,000, a majority of the independent members of the Board of Directors determines, in their good faith judgment evidenced by a resolution of such members filed with the Trustee, that such transaction is in the best interests of the Company or such Subsidiary; and

         (iii) if such transaction (or series of related transactions occurring within any single fiscal year which are similar or part of a common plan) involves in excess of $5,000,000, the Company shall obtain a fairness opinion from an independent banking firm of national standing with experience in appraising the terms and conditions of the type of transaction (or series of related transactions) for which a fairness opinion is required.

SECTION 1015. LIMITATION ON CERTAIN ASSET DISPOSITIONS.

(a) The Company shall not, and shall not permit any Subsidiary of the Company to, make any Asset Disposition (other than Asset Dispositions permitted by Section 1013) in one or more transactions by the Company or a Subsidiary of the Company in any fiscal year that results in aggregate Net Available Proceeds in excess of $2,000,000, unless:

         (i) the Company (or the Subsidiary of the Company, as the case may be) receives consideration at the time of such disposition at least equal to the fair market value of the shares or assets disposed of (which shall be as determined in good faith by the Board of Directors and evidenced by a Board Resolution), and

         (ii) (1) either the Asset Disposition is a Store Swap, or (2) (x) at least 75% of the consideration for such disposition consists of cash or readily marketable cash equivalents or the assumption of Debt of the Company or other obligations relating to such assets and release from all liability on the Debt or other obligations assumed; and (y) 100% of the Net Available Proceeds from such disposition and from the sale of any marketable securities received therein, less any amounts applied within 12 months of such disposition to the repayment of Debt which is PARI PASSU to the Securities or to investment in assets related to the business of the Company, are applied within 12 months of such disposition to purchase Outstanding Securities pursuant to an Offer to Purchase at a purchase price equal to 100% of their principal amount plus accrued interest to the date of purchase; PROVIDED, HOWEVER, that if the amount of Net Available Proceeds available to purchase Securities is less than $5,000,000, the Company's obligation to make an

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         Offer to Purchase may be deferred until such time as Net Available
         Proceeds, plus the aggregate amount of Net Available Proceeds resulting from any subsequent Asset Disposition or Asset Dispositions not otherwise used to repay Debt which is PARI PASSU to the Securities or to invest in assets related to the business of the Company, are at least equal to $5,000,000, at which time the Company shall be obligated to make such Offer to Purchase at a purchase price equal to 100% of their principal amount plus accrued interest to the date of repurchase.

                  Pending application thereof in accordance with the preceding Clause (ii) (2) (y), the Company shall invest such Net Available Proceeds in Qualified Investments. To the extent the Company uses any portion of the Net Available Proceeds for any purpose other than to repay Debt which is PARI PASSU to the Securities or to invest in assets related to the business of the Company, or to repurchase the Securities, for purposes of computing Consolidated Interest Expense, the Company will be deemed to have Incurred an interest expense equal to the Pro Forma Interest Expense.

(b) The Company will mail the Offer for an Offer to Purchase required pursuant to Section 1015(a) not more than 90 days after consummation of the disposition referred to in Section 1015(a). The aggregate principal amount of the Securities to be offered to be purchased pursuant to the Offer to Purchase shall equal the Net Available Proceeds available thereof (rounded down to the next lowest integral multiple of $1.00). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1.00 principal amount.

     The Company shall not be entitled to any credit against its obligations under this Section 1015 for the principal amount of any Securities acquired by the Company otherwise than pursuant to the Offer to Purchase pursuant to this
Section 1015.

(c) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1015, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer is being made, including, if amounts are invested in assets related to the business, the actual assets acquired and a statement as to the necessity of such assets for the maintenance of such business and (iii) the compliance of such allocation with the provisions of paragraph (a).

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     The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and
(iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The paying agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

(d) Notwithstanding the foregoing, this Section 1015 shall not apply to any Asset Disposition which constitutes a transfer, conveyance, sale, lease or other disposition of all or substantially all of the Company's properties or assets within the meaning of Section 801 hereof.

SECTION 1016. LIMITATION ON ISSUANCES OF CAPITAL STOCK OF SUBSIDIARIES.

     The Company may not permit any Subsidiary to issue shares of its Capital Stock or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, its Capital Stock to any Person other than to the Company or a Wholly Owned Subsidiary of the Company.

SECTION 1017. CHANGE OF CONTROL.

(a) Upon the occurrence of a Change in Control, the Company will be required to make an Offer to Purchase Outstanding Securities at a purchase price in cash equal to 100% of their principal amount, plus accrued interest to the Purchase Date, subject to the consummation of the Change of Control, and such transaction and any financing or other transactions in connection therewith will be deemed to have been incurred not in violation of any covenant of this Indenture (irrespective of whether such transaction or financing or other transactions would otherwise violate any covenant of the Indenture). If the Company takes any action in connection with such transaction which would violate any covenant of this Indenture, the Company will give Holders notice of such right of repurchase not more than 45 days prior to the date of consummation of such transaction, mailed by first class mail to the

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Holders' last addresses as they appear in the Security Register, and any Holder who elects to require the Company to repurchase his or her Securities will be paid prior to or concurrently with the consumma tion of any such transaction. In all other instances, the Company shall, as soon as practicable following the consummation of a transaction resulting in a Change of Control, mail an Offer with respect to an Offer to Purchase all Outstanding Securities, by first class mail to the Holders' last addresses as they appear in the Security Register, at a purchase price in cash equal to 100% of their aggregate principal amount plus accrued interest to the Purchase Date (PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307), and any Holder who elects to require the Company to purchase his or her Securities will be paid 45 days following the date of such notice. Holders will have the right to have their Securities repurchased if such Securities are tendered for repurchase no later than five business days prior to the applicable repurchase date. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1.00 principal amount.

(b) The Company and the Trustee shall perform their respective obligations specified in the Offer to Purchase. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

(c) A "Change of Control" will be deemed to have occurred at such time as either
(a) any Person or any Persons (other than Odyssey Partners, L.P., or any Subsidiary thereof so long as such Subsidiary remains a Subsidiary of Odyssey Partners, L.P.) acting together that would constitute a "group" (for purposes of
Section 13(d) of the Exchange Act, or any successor provision thereto) (a "Group"), together with any Affiliates thereof, shall beneficially own (as defined in Rule 13d-3

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under the Exchange Act, or any successor provision thereto) at least 50% of the
Voting Stock of the Company; or (b) any Person (other than Odyssey Partners, L.P., or any Subsidiary thereof so long as such Subsidiary remains a Subsidiary of Odyssey Partners, L.P.) or Group, together with any Affiliates thereof, shall succeed in having sufficient of its nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate of such Group, will constitute a majority of the Board of Directors of the Company.

SECTION 1018. PROVISION OF FINANCIAL INFORMATION.

     Whether or not the Company is required to be subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission the annual reports, quarterly reports and other information, documents and reports which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so required. The Company shall also in any event
(a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee copies of the annual reports, quarterly reports and other information, documents and reports which the Company would have been required to file with the Commission pursuant to
Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, if the Company were required to be subject to such Sections and (b) if filing such information, documents or reports by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder.

SECTION 1019. STATEMENT BY OFFICERS AS TO DEFAULT.

(a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1019, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

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(b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

SECTION 1020. RATING.

     The Company will, on or prior to September 30, 2000, use its best efforts to cause the Securities to be rated by either Moody's Investor Service, Inc. or Standard & Poors.

SECTION 1021. WAIVER OF CERTAIN COVENANTS.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1004 to 1018, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; PROVIDED, HOWEVER, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder.


                                   ARTICLE XI

                            Redemption of Securities

SECTION 1101. RIGHT OF REDEMPTION.

     The Securities may be redeemed at the election of the Company, in whole or from time to time in part, at any time, as specified in the form of Security hereinbe fore set forth together with accrued interest to the Redemption Date.

SECTION 1102. APPLICABILITY OF ARTICLE.

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     Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1104. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1.00 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1.00.

     The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105. NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

         (1) the Redemption Date,

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         (2) the Redemption Price,

         (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

         (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106. DEPOSIT OF REDEMPTION PRICE.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money or U.S. Government Obligations sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that Date.

SECTION 1107. SECURITIES PAYABLE ON REDEMPTION DATE.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

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SECTION 1108. SECURITIES REDEEMED IN PART.

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

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                                   ARTICLE XII

                                   Defeasance

SECTION 1201. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

     The Company may at its option by Board Resolution, at any time, elect to have either Section 1202 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

SECTION 1202. DEFEASANCE AND DISCHARGE.

     Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, and subject to compliance with this Article Twelve, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights at Holders of such Securities to receive, from the trust fund described in Section 1203 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1001, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve.

SECTION 1203. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

     The following shall be the conditions to application of Section 1202 to the then Outstanding Securities:

         (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely

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         to, the benefit of the Holders of such Securities, (A) the shares of
         Common Stock of the Company as provided for in Section 1001 hereof and,
         (B) money in an amount, or U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or a combination thereof, sufficient to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (premium, if any) and each instalment of interest on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities.

         (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

         (3) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

         (4) Such defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

         (5) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit.

         (6) Such defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

         (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance under Section 1202 have been complied with.

         (8) Such defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment

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         Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 1204. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN
              TRUST; OTHER MISCELLANEOUS PROVISIONS.

     Subject to the provisions of the last paragraph of Section 1003, all money, shares of Common Stock of the Company and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee
-- collectively, for purposes of this Section 1204, the Trustee) pursuant to
Section 1203 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the shares of Common Stock of the Company or the U.S. Government Obligations deposited pursuant to Section 1203 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

     Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1203 which are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 1205. REINSTATEMENT.

     If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 1202 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 1202; PROVIDED, HOWEVER, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of

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the Holders of such Securities to receive such payment from the money or U.S.
Government Obligations held by the Trustee or the Paying Agent.



This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                            EAGLE FOODS CENTER, INC.

                                            By__________________________________

Attest:




                                            U.S. BANK TRUST NATIONAL ASSOCIATION


                                            By__________________________________


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STATE OF NEW YORK                   )
                                    )   ss.:
COUNTY OF NEW YORK                  )


     On the _____ day of _____________________________, 2000, before me personally came ______________________________________________________, to me
known, who, being by me duly sworn, did depose and say that [he - she] is of Eagle Food Centers, Inc., one of the corporations described in and which executed the foregoing instrument; that [he - she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he - she] signed [his - her] name thereto by like authority.

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STATE OF MINNESOTA                  )
                                    )   ss.:
COUNTY OF RAMSEY                    )


     On the _____ day of ______________, 2000, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that [he - she] is______________________________________________
U.S. BANK TRUST NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that [he - she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he - she] signed [his - her] name thereto by like authority.

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